UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2007

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4440 El Camino Real, Los Altos CA 94022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 947-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

On January 24, 2007, Rambus Inc. (“Rambus”) issued a press release announcing revenue results for the quarter and year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information under this item in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Included in the press release referred to above, Rambus announced that it has determined that it will not complete its financial restatement by the February 9, 2007 extension deadline granted by the Nasdaq Listing Qualifications Panel (the “Panel”). Rambus also reported that it had approached, and, on January 19, 2007, received written notice from the Panel denying Rambus additional time to comply with its filing obligations.

As previously announced, Rambus received Staff Determination notices from Nasdaq, stating that Rambus was not in compliance with Nasdaq Marketplace Rule 4310(c)(14) for its failure to file its Quarterly Reports on Form 10-Q for the periods ended June 30, 2006 and September 30, 2006, respectively. On November 20, 2006, Rambus received an extension from the Panel for the filing of these Quarterly Reports until February 9, 2007.

On January 12, 2007, Rambus requested from the Panel an extension for additional time. However, because the Panel lacked the discretion under the Nasdaq Marketplace Rules to grant a further extension, the Panel denied the extension request. Rambus has now requested that the Nasdaq Listing and Hearings Review Council (the “Listing Council”) call this matter for review and grant Rambus a stay from delisting while Rambus completes its financial reports. There can be no assurance that a stay in delisting will be granted. If the Listing Council does not issue a stay of delisting, Nasdaq will delist Rambus and suspend trading in its shares on the Nasdaq Global Select Market effective at the open of business on Monday, February 12, 2007.

As previously announced, the Audit Committee of Rambus’ Board of Directors is conducting an independent investigation to review Rambus’ historical stock option granting practices and related accounting. The Audit Committee is making every effort to complete its investigation, and Rambus will make every effort to file its financial reports as soon as practicable after the completion of the investigation.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release titled “Rambus Achieves Record Revenue for the Year” dated January 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2007	Rambus Inc.

/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press release titled “Rambus Achieves Record Revenue for the Year” dated January 24, 2007.